Exhibit 10.6

AMENDMENT AGREEMENT NO. 1

to that certain

REVOLVING CREDIT AGREEMENT

     This AMENDMENT AGREEMENT NO. 1 (this “Amendment”), dated as of May 11, 2005, relates to that certain Revolving Credit Agreement dated as of May 11, 2004 (as amended and in effect from time to time, the “Credit Agreement”) by and among (a) RYDER SYSTEM, INC. (“Ryder”), RYDER TRUCK RENTAL HOLDINGS CANADA LTD. (“Ryder Holdings Canada”), RYDER TRUCK RENTAL CANADA LTD. (“Ryder Canada Limited” and together with Ryder Holdings Canada, the “Canadian Borrowers”), RYDER PLC (“Ryder PLC”), RYDER SYSTEM HOLDINGS (U.K.) LIMITED (“RSH” and together with Ryder PLC, the “U.K. Borrowers”), RYDER PUERTO RICO, INC. (“Ryder PR”), (b) the lending institutions identified as Banks therein, (c) FLEET NATIONAL BANK, as administrative agent for the Banks (the “Administrative Agent”), (d) CITICORP USA, INC., as syndication agent thereunder (the “Syndication Agent”), (e) BANK OF TOKYO-MITSUBISHI TRUST COMPANY, MIZUHO CORPORATE BANK, LTD., ROYAL BANK OF SCOTLAND PLC and WACHOVIA BANK, N.A., each a documentation agent thereunder (each a “Co-Documentation Agent” and collectively, the “Co-Documentation Agents”), (f) ROYAL BANK OF CANADA, as Canadian agent for the Banks (the “Canadian Agent”), and (g) ROYAL BANK OF SCOTLAND PLC, as United Kingdom agent for the Banks (the “U.K. Agent”).

     WHEREAS, Each of Ryder, the Canadian Borrowers, the U.K. Borrowers and Ryder PR (collectively, the “Borrowers”) have requested that the Administrative Agent and the Banks agree, and the Administrative Agent and the Banks have agreed, on the terms and subject to the conditions set forth herein, to amend certain of the terms and provisions of the Credit Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     §1. Defined Terms . Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     §2. Amendments to the Credit Agreement.

     (a) Maturity Date. The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” set forth therein in its entirety and substituting in lieu thereof the following new definition:

     “Maturity Date. May 11, 2010.”

     (b) Pricing Table. The definition of “Pricing Table” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Pricing Table” set forth therein in its entirety and substituting in lieu thereof the following new definition:

     “Pricing Table. With respect to Domestic Loans, Canadian Loans, U.K. Loans, PR Loans, Bankers’ Acceptances, Letters of Credit, Letter of Credit Fees, Domestic Commitments, Canadian Commitments, U.K. Commitments and PR Commitments, on each day the Applicable Acceptance Fee Rate, Applicable Facility Fee Rate, and Applicable Margin shall be as set forth in the table below (expressed in basis points per annum) based on the Senior Public Debt Ratings in effect on such day and shall correspond to the highest level in such table at which the Senior Public Debt Ratings threshold shall be satisfied. If at any time there is a split among ratings of S&P, Fitch and Moody’s such that all three ratings fall in different Levels in the table below, the Applicable Acceptance Fee Rate, Applicable Facility Fee Rate, and Applicable Margin shall be determined by the rating that is neither the highest nor the lowest of the three ratings, and, if at any time there is a split among ratings of S&P, Fitch and Moody’s such that two of such ratings are in one Level in the table below (the “Majority Level”) and the third rating is in a different Level, the Applicable Acceptance Fee Rate, Applicable Facility Fee Rate, and Applicable Margin shall be determined by the rating at the Majority Level. In the event that a Senior Public Debt Rating is not available from any one of S&P, Moody’s or Fitch, the Applicable Acceptance Fee Rate, Applicable Facility Fee Rate, and Applicable Margin shall be as set forth in the table below (expressed in basis points per annum) based on the Senior Public Debt Ratings of S&P, Moody’s and Fitch that are available and in effect on such day and shall correspond to the highest level in such table at which the Senior Public Debt Ratings threshold shall be satisfied; provided that (i) in the event of a one step split rating by S&P, Moody’s and Fitch, as the case may be, the higher step rating shall apply and (ii) in the event of a two or more step split rating by S&P, Moody’s and Fitch, as the case may be, the step rating that is one step above the lower rating shall apply. In the event that a Senior Public Debt Rating is not available from Fitch and one of S&P or Moody’s, the Applicable Acceptance Fee Rate, Applicable Facility Fee Rate, and Applicable Margin shall be as set forth in the table below (expressed in basis points per annum) based on the Senior Public Debt Ratings available from S&P or Moody’s, as the case may be, in effect on such day and shall correspond to the highest level in such table at which the Senior Public Debt Ratings threshold shall be satisfied. In the event that neither S&P nor Moody’s has a Senior Public Debt Rating available, the Applicable Acceptance Fee Rate, the Applicable Facility Fee Rate, and the Applicable Margin shall be as set forth in Level VI in the table below. Adjustments to the Applicable Acceptance Fee Rate, the Applicable Facility Fee Rate, and the Applicable Margin shall be made on, and shall be effective as of, the day of any adjustment in the Senior Public Debt Rating.

				Applicable
	Senior Public Debt	Applicable Facility	Applicable	Acceptance
Level	Rating	Fee Rate	Margin	Fee Rate
I	greater than or equal to A/A2	8.00	24.00	24.00
II	greater than or equal to A-/A3	9.00	30.00	30.00
III	greater than or equal to BBB+/Baa1	11.00	36.50	36.50

				Applicable
	Senior Public Debt	Applicable Facility	Applicable	Acceptance
Level	Rating	Fee Rate	Margin	Fee Rate
IV	greater than or equal to BBB/Baa2	12.50	50.00	50.00
V	greater than or equal to BBB-/Baa3	17.50	67.50	67.50
VI	less than BBB-/Baa3	25.00	90.00	90.00

     (c) Receivables Purchase Agreement. The definition of “Receivables Purchase Agreement” in Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Receivables Purchase Agreement” set forth therein in its entirety and substituting in lieu thereof the following new definition:

     “Receivables Purchase Agreement. Collectively, any trade receivables purchase and sale facilities and/or other receivables purchase agreements permitted pursuant to §9.3 the terms and conditions of which are either (a) substantially similar in all material respects to those provided for in the Trade Receivables Purchase and Sale Facility, dated April 17, 2001, among Ciesco L.P., Thunder Bay Funding Inc., Citicorp North America Inc. (“Citicorp”), Royal Bank of Canada and Ryder Receivables Funding, L.L.C. or (b) have been consented to by the Administrative Agent, such consent not to be unreasonably withheld, in either case, whether characterized as sales agreements or security agreements.”

     (d) Senior Public Debt Ratings. The definition of “Senior Public Debt Ratings” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Senior Public Debt Ratings” set forth therein in its entirety and substituting in lieu thereof the following new definition:

     “Senior Public Debt Ratings. The rating(s) of Ryder’s public unsecured long-term senior debt, without third party credit enhancement, issued by Fitch, Moody’s and/or S&P; or, in the event no such debt of Ryder is outstanding or if such debt shall be outstanding but shall not be rated by Fitch, S&P or Moody’s, the rating(s) of this credit facility issued by Fitch, Moody’s and/or S&P (or, if Fitch, Moody’s and S&P do not exist, another nationally recognized rating agency) upon request of Ryder.”

     (e) Utilization Fee. Section 2.2(e) of the Credit Agreement is hereby amended by deleting the reference to “one-third (1/3)” therein and substituting in lieu thereof a reference to “one-half (1/2)”.

     (f) Events of Default. Sections 13.1(f),(i),(j) and (k) of the Credit Agreement are each hereby amended by deleting each reference to “$50,000,000” set forth therein and substituting a reference to “$75,000,000” in lieu thereof.

     §3. Affirmation, Acknowledgment of the Borrowers . Each of the Borrowers hereby affirms and acknowledges to the Banks as follows:

     (a) Each of the Borrowers hereby ratifies and confirms all of its Obligations to the Banks, including, without limitation, the Loans, and each of the Borrowers hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement as amended hereby.

     (b) Ryder hereby acknowledges the provisions of this Amendment and hereby reaffirms its absolute and unconditional guaranty of the payment and performance of the Obligations by Ryder PR, the Canadian Borrowers and the U.K. Borrowers as more fully described in Section 5 of the Credit Agreement.

     §4. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Banks as follows:

     (a) The execution and delivery of this Amendment, and the performance by each of the Borrowers of its obligations and agreements under this Amendment and the Credit Agreement as amended hereby, are within the corporate authority of each of the Borrowers, have been duly authorized by all necessary corporate proceedings on behalf of each of the Borrowers, and do not and will not materially contravene any provision of law, statute, rule or regulation to which any of the Borrowers is subject or any of their charters, other incorporation papers, by-laws or any stock provisions or any amendments thereof or of any material agreements or other material instruments binding upon any of the Borrowers.

     (b) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of each of the Borrowers, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights.

     (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by each of the Borrowers of this Amendment or the Credit Agreement as amended hereby other than those already obtained.

     (d) The representations and warranties contained in §7 of the Credit Agreement are true and correct at and as of the date hereof and thereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

     (e) Each of the Borrowers has performed and complied in all material respects with all the terms and conditions herein required to be performed or complied with prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Default or Event of Default.

     §5. Effectiveness. This Amendment shall be deemed to be effective as of May 11, 2005 (the “Effective Date”), subject to the satisfaction of the following conditions precedent:

     (a) the receipt by the Administrative Agent of a fully executed counterpart hereof signed by each of Ryder, the Canadian Borrowers, the U.K. Borrowers, Ryder PR, the Administrative Agent and each of the Banks;

     (b) the receipt by the Administrative Agent of certificates of an appropriate officer of each of the Borrowers, dated as of the date hereof, as to (i) the charter documents and by-laws, each as amended, or a certificate of an appropriate officer of each of the Borrowers certifying that there have been no amendments or other changes to the charter documents and by-laws since the Closing Date of the Credit

Agreement, (ii) the corporate actions authorizing the execution, delivery, and performance hereof, and (iii) the names, titles, incumbency, and specimen signatures of the officers of each of the Borrowers authorized to sign this Amendment on behalf of such entity;

     (c) the receipt by the Administrative Agent of legal existence and good standing certificates issued by the appropriate public officials as to each of the Borrowers, and such other certificates, documents, or instruments with respect to this Amendment and the other Loan Documents as the Administrative Agent or the Banks may reasonably request;

     (d) the receipt by the Administrative Agent of a favorable legal opinion of counsel from (i) Ryder Law Department, United States counsel to the Ryder and Ryder PR and (ii) Ryder Law Department, United Kingdom counsel to the U.K. Borrowers, in each case, addressed to the Administrative Agent and the Banks, dated as of the date hereof, in form and substance satisfactory to the Administrative Agent;

     (e) the receipt by the Administrative Agent and Banc of America Securities, LLC and Citigroup Global Markets Inc., as joint lead arrangers of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable legal fees and expenses) for which invoices have been presented which have been incurred or sustained by the Administrative Agent or Banc of America Securities, LLC and Citigroup Global Markets Inc. in connection with this Amendment and the Credit Agreement;

     (f) the receipt by the Administrative Agent, for the pro rata accounts of each of the Banks, of an amendment fee equal to five basis points (0.05%) of the Total Commitment; and

     (g) all proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Administrative Agent, and the Administrative Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

     §6. Miscellaneous Provisions .

     (a) This Amendment shall constitute a Loan Document. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

     (b) This Amendment shall be construed according to and governed by the laws of the State of New York.

     (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

     (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

     (e) The Borrowers hereby agree to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees and expenses).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

RYDER SYSTEM, INC.

By:	/s/ W. Daniel Susik

Name: W. Daniel Susik
Title: Sr. Vice President & Treasurer

RYDER TRUCK RENTAL
HOLDINGS CANADA LTD.

By:	/s/ W. Daniel Susik

Name: W. Daniel Susik
Title: SVP and Treasurer

RYDER TRUCK RENTAL
CANADA LTD.

By:	/s/ W. Daniel Susik

Name: W. Daniel Susik
Title: VP and Teasurer

RYDER PLC

By:	/s/ W. Daniel Susik

Name: W. Daniel Susik
Title: SVP and Treasurer

RYDER SYSTEM HOLDINGS
(U.K.) LIMITED

By:	/s/ W. Daniel Susik

Name: W. Daniel Susik
Title: SVP and Treasurer

RYDER PUERTO RICO, INC.

By:	/s/ W. Daniel Susik

Name: W. Daniel Susik
Title: VP and Treasurer

FLEET NATIONAL BANK,
individually and as Administrative Agent

By:	/s/ Judith A. Huckins

Name: Judith A. Huckins
Title: Authorized Officer

CITICORP USA, INC., individually
and as Syndication Agent

By:	/s/ Illegible

Name: Illegible
Title: Vice President

JPMORGAN CHASE BANK,

By:	/s/ Karen M. Sharf

Name: Karen M. Sharf
Title: Vice President

JPMORGAN CHASE BANK,
TORONTO BRANCH

By:	/s/ Drew McDonald

Name: Drew McDonald
Title: Vice President

ROYAL BANK OF CANADA

By:	/s/ Barton Lund

Name: Barton Lund
Title: Authorized Signatory

ROYAL BANK OF CANADA, as
Canadian Agent

By:	/s/ David Wheatley

Name: David Wheatley
Title: Manager Agency

MIZUHO CORPORATE BANK,
LTD., individually and as Co-
Documentation Agent

By:	/s/ Robert Gallagher

Name: Robert Gallagher
Title: Senior Vice President & Team Leader

MIZUHO CORPORATE BANK
(CANADA)

By:	/s/ W. M. McFarland

Name: W. M. McFarland
Title: Vice President

CITIBANK, N.A., Canadian Branch, as
Canadian Bank

By:	/s/ Adeel Kheraj

Name: Adeel Kheraj
Title: Authorized Signer

BANK OF TOKYO-MITSUBISHI
TRUST COMPANY, individually and
as Co-Documentation Agent

By:	/s/ Lillian Kim

Name: Lillian Kim
Title: Vice President

DRESDNER BANK AG, NEW
YORK & GRAND CAYMAN
BRANCHES

By:	/s/ Mark van der Griend

Name: Mark van der Griend
Title: Managing Director

By:	/s/ Joanna Solowski

Name: Joanna Solowski
Title: Director

DEUTSCHE BANK AG, NEW
YORK BRANCH

By:	/s/ Wolfgang Winter

Name: Wolfgang Winter
Title: Managing Director

By:	/s/ Illegible

Name:
Title:

WACHOVIA BANK, N.A.,
individually and as Co-Documentation
Agent

By:	/s/ Douglas T. Davis

Name: Douglas T. Davis
Title: Director

U.S. BANK

By:	/s/ Michael P. Dickman

Name: Michael P. Dickman
Title: Vice President

KBC BANK N.V.

By:	/s/ Eric Raskin

Name: Eric Raskin
Title: Vice President

By:	/s/ Robert Snauffer

Name: Robert Snauffer
Title: First Vice President

ROYAL BANK OF SCOTLAND
PLC

By:	/s/ Maria Amaral-LeBlanc

Name: Maria Amaral-LeBlanc
Title:Senior Vice President

ROYAL BANK OF SCOTLAND
PLC, as U.K. Agent and as Co-
Documentation Agent

By:	/s/ Maria Amaral-LeBlanc

Name: Maria Amaral-LeBlanc
Title: Senior Vice President

BANK OF AMERICA, N.A.

By:	/s/ Judith A. Huckins

Name: Judith A. Huckins
Title: Authorized Officer

BNP PARIBAS

By:	/s/ Craig Pierce

Name: Craig Pierce
Title: Vice President

By:	/s/ Brad Ellis

Name: Brad Ellis
Title: Associate